UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)           November 13, 2007

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                     Birner Dental Management Services, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Colorado
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                 (State or Other Jurisdiction of Incorporation)

             0-23367                          84-1307044
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     (Commission File Number)         (IRS Employer Identification No.)

              3801 East Florida Avenue, Suite 508, Denver, CO 80210
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        (Address of Principal Executive Offices)            (Zip Code)

                                 (303) 691-0680
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report.)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 DFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition..

On November 13, 2007, Birner Dental Management Services, Inc. issued the attached press release reporting its financial results for the quarter and nine months ended September 30, 2007. The press release is attached as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits

Exhibit No.       Description
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99.1              Press Release of Birner Dental Management Services, Inc. dated
                  November 13, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        BIRNER DENTAL MANAGEMENT SERVICES, INC.
                                        a Colorado corporation


Date: November 13, 2007                 By: /s/ Dennis N. Genty
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                                        Name: Dennis N. Genty
                                        Title: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
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99.1 Press Release of Birner Dental Management Services, Inc. dated November 13, 2007.